Security
Information








Security Purchased


Cusip
27876GAZ1


Issuer
ECHOSTAR DBS CORP


Underwriters
CSFB, DBSI


Years of continuous operation,
including predecessors
> 3 years


Security
DISH 7.125% 2/1/2016


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer
from which purchased
CSFB


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
1/19/2006


Total amount of offering sold
to QIBs
1,500,000,000


Total amount of any
concurrent public offering
0


Total
1,500,000,000


Public offering price
 $
99.61


Price paid if other than public
offering price
 N/A


Underwriting spread or
commission
0.11%


Rating
Ba3e/BB-


Current yield
7.15%


Benchmark vs Spread (basis
points)
281 bp










Fund Specific
Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston
Funds







DWS Core
Plus Income
Fund
Boston
45,000
 $
44,825
0.00%



DWS Bond
VIP
Boston
10,000
 $
9,961
0.00%



Chicago
Funds







DWS High
Income Fund
Chicago
2,230,000
 $
2,221,348
0.15%



DWS High
Income Trust
Chicago
245,000
 $
244,049
0.02%



DWS Multi
Market
Income Trust
Chicago
130,000
 $
129,496
0.01%



DWS Strategic
Income Fund
Chicago
105,000
 $
104,593
0.01%



DWS Strategic
Income Trust
Chicago
30,000
 $
29,884
0.00%



DWS
Balanced
Fund
Chicago
175,000
 $
174,321
0.01%



DWS High
Income VIP
Chicago
390,000
 $
388,487
0.03%



DWS Strategic
Income VIP
Chicago
30,000
 $
29,884
0.00%



DWS
Balanced VIP
Chicago
60,000
 $
59,767
0.00%



New York
Funds







DWS High
Income Plus
Fund
New York
395,000
 $
393,467
0.03%



DWS Short
Duration Plus
Fund
New York
50,000
 $
49,806
0.00%



Total

3,895,000
 $
3,879,887
0.26%




Security Information








Security Purchased


Cusip
09689RAA7


Issuer
BOYD GAMING CORP


Underwriters
BoA, DBSI, Bear Stearns, CIBC World
Markets, Lehman Brothers, Wachovia
Securities, Calyon Securities, Commerzbank,
JP Morgan, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
BYD 7.125% 02.01.2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/25/2006


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
 $              99.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
B1/B+


Current yield
7.16%


Benchmark vs Spread (basis points)
272 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Core Plus Income Fund
Boston
25,000
 $                     24,875
0.01%



Chicago Funds







DWS High Income Fund
Chicago
1,110,000
 $
1,104,450
0.44%



DWS High Income Trust
Chicago
120,000
 $                   119,400
0.05%



DWS Multi Market Income Trust
Chicago
65,000
 $                     64,675
0.03%



DWS Strategic Income Fund
Chicago
55,000
 $                     54,725
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $                     14,925
0.01%



DWS Balanced Fund
Chicago
85,000
 $                     84,575
0.03%



DWS High Income VIP
Chicago
195,000
 $                   194,025
0.08%



DWS Strategic Income VIP
Chicago
15,000
 $                     14,925
0.01%



DWS Balanced VIP
Chicago
35,000
 $                     34,825
0.01%



New York Funds







DWS High Income Plus Fund
New York
200,000
 $                   199,000
0.08%



DWS Short Duration Plus Fund
New York
30,000
 $                     29,850
0.01%



Total

1,950,000
 $
1,940,250
0.78%





Security Information








Security Purchased


Cusip
629377AT9


Issuer
NRG ENERGY INC


Underwriters
Citigroup, Morgan Stanley, BoA, DBSI,
Goldman Sachs, Lehman Brothers, Merrill
Lynch


Years of continuous operation, including predecessors
> 3 years


Security
NRG 7.25% 2/1/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
1,200,000,000


Total amount of any concurrent public offering
0


Total
1,200,000,000


Public offering price
 $               100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B-


Current yield
7.25%


Benchmark vs Spread (basis points)
277 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Core Plus Income Fund
Boston
80,000
 $                     80,000
0.01%



DWS Bond VIP
Boston
20,000
 $                     20,000
0.00%



Chicago Funds







DWS High Income Fund
Chicago
11,355,000
 $
11,355,000
0.95%



DWS High Income Trust
Chicago
1,255,000
 $
1,255,000
0.10%



DWS Multi Market Income Trust
Chicago
670,000
 $                   670,000
0.06%



DWS Strategic Income Fund
Chicago
550,000
 $                   550,000
0.05%



DWS Strategic Income Trust
Chicago
160,000
 $                   160,000
0.01%



DWS Balanced Fund
Chicago
900,000
 $                   900,000
0.08%



DWS High Income VIP
Chicago
1,995,000
 $
1,995,000
0.17%



DWS Strategic Income VIP
Chicago
145,000
 $                   145,000
0.01%



DWS Balanced VIP
Chicago
300,000
 $                   300,000
0.03%



New York Funds







DWS High Income Plus Fund
New York
2,000,000
 $
2,000,000
0.17%



DWS Short Duration Plus Fund
New York
85,000
 $                     85,000
0.01%



Total

19,515,000
 $
19,515,000
1.63%




Security Information








Security Purchased


Cusip
629377AU6


Issuer
NRG ENERGY INC


Underwriters
Citigroup, Morgan Stanley, BoA, DBSI,
Goldman Sachs, Lehman Brothers, Merrill
Lynch


Years of continuous operation, including predecessors
> 3 years


Security
NRG 7.375% 2/1/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
2,400,000,000


Total amount of any concurrent public offering
0


Total
2,400,000,000


Public offering price
 $     100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B-


Current yield
7.38%


Benchmark vs Spread (basis points)
290 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Core Plus Income Fund
Boston
120,000
 $                   120,000
0.01%



DWS Bond VIP
Boston
30,000
 $                     30,000
0.00%



Chicago Funds







DWS High Income Fund
Chicago
17,050,000
 $
17,050,000
0.71%



DWS High Income Trust
Chicago
1,880,000
 $
1,880,000
0.08%



DWS Multi Market Income Trust
Chicago
1,005,000
 $
1,005,000
0.04%



DWS Strategic Income Fund
Chicago
825,000
 $                   825,000
0.03%



DWS Strategic Income Trust
Chicago
240,000
 $                   240,000
0.01%



DWS Balanced Fund
Chicago
1,345,000
 $
1,345,000
0.06%



DWS High Income VIP
Chicago
2,990,000
 $
2,990,000
0.12%



DWS Strategic Income VIP
Chicago
220,000
 $                   220,000
0.01%



DWS Balanced VIP
Chicago
450,000
 $                   450,000
0.02%



New York Funds







DWS High Income Plus Fund
New York
2,995,000
 $
2,995,000
0.12%



DWS Short Duration Plus Fund
New York
125,000
 $                   125,000
0.01%



Total

29,275,000
 $
29,275,000
1.22%




Security Information








Security Purchased


Cusip
800907AK3


Issuer
SANMINA-SCI CORP


Underwriters
BoA, Citigroup, DBSI, Keybanc Capital
Markets, Scotia Capital, SunTrust Robinson
Humphrey, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
SANM 8.125% 3/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/30/2006


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
 $             100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
8.13%


Benchmark vs Spread (basis points)
360 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Core Plus Income Fund
Boston
75,000
 $                     75,000
0.01%



DWS Bond VIP
Boston
20,000
 $                     20,000
0.00%



Chicago Funds







DWS High Income Fund
Chicago
10,480,000
 $
10,480,000
1.75%



DWS High Income Trust
Chicago
1,160,000
 $
1,160,000
0.19%



DWS Multi Market Income Trust
Chicago
620,000
 $                   620,000
0.10%



DWS Strategic Income Fund
Chicago
510,000
 $                   510,000
0.09%



DWS Strategic Income Trust
Chicago
145,000
 $                   145,000
0.02%



DWS Balanced Fund
Chicago
830,000
 $                   830,000
0.14%



DWS High Income VIP
Chicago
1,835,000
 $
1,835,000
0.31%



DWS Strategic Income VIP
Chicago
135,000
 $                   135,000
0.02%



DWS Balanced VIP
Chicago
280,000
 $                   280,000
0.05%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
1,865,000
 $
1,865,000
0.31%



DWS Short Duration Plus Fund
New York
80,000
 $
17,975,000
0.01%



Total

18,055,000
 $
35,950,000
3.01%




Security Information






Security Purchased

Cusip
245085AA3

Issuer
DEL LABORATORIES

Underwriters
Bear Stearns, JP Morgan, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
DLI FRN 11/1/2011

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Bear Stearns

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/20/2005

Total amount of offering sold to QIBs
185,000,000

Total amount of any concurrent public offering
0

Total
185,000,000

Public offering price
 $             100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
B2/B

Current yield
9.23%

Benchmark vs Spread (basis points)
500 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Boston Funds





Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%

Chicago Funds





Scudder High Income Fund
Chicago
3,895,000
 $
3,895,000
2.11%

Scudder High Income Trust
Chicago
425,000
 $                   425,000
0.23%

Scudder Multi-Market Income Trust
Chicago
225,000
 $                   225,000
0.12%

Scudder Strategic Income Fund
Chicago
290,000
 $                   290,000
0.16%

Scudder Strategic Income Trust
Chicago
55,000
 $                     55,000
0.03%

Scudder Total Return Fund
Chicago
315,000
 $                   315,000
0.17%

SVS II High Income Portfolio
Chicago
650,000
 $                   650,000
0.35%

SVS II Strategic Income Portfolio
Chicago
65,000
 $                     65,000
0.04%

SVS II Total Return Portfolio
Chicago
105,000
 $                   105,000
0.06%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery
Street
60,000
 $                     60,000
0.03%

New York Funds





Scudder High Income Plus Fund
New York
660,000
 $                   660,000
0.36%

Scudder Limited Duration Plus Fund
New York
35,000
 $                     35,000
0.02%

Total

6,805,000
 $
6,805,000
3.68%


Security Information






Security Purchased

Cusip
428040BX6

Issuer
HERTZ CORP

Underwriters
DBSI, Goldman Sachs, JP Morgan, Lehman
Brothers, Merrill Lynch, BNP Paribas, Calyon,
Royal Bank of Scotland

Years of continuous operation, including predecessors
> 3 years

Security
HTZ 8.875% 1/1/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BNP Paribas

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/15/2005

Total amount of offering sold to QIBs
1,800,000,000

Total amount of any concurrent public offering
0

Total
1,800,000,000

Public offering price
 $             100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
B1/B

Current yield
8.88%

Benchmark vs Spread (basis points)
449 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Boston Funds





Scudder Income Fund
Boston
 $                     75,000
 $                     75,000
0.00%

SVS I Bond Portfolio
Boston
 $                     20,000
 $                     20,000
0.00%

Chicago Funds





Scudder High Income Fund
Chicago
 $
11,095,000
 $
11,095,000
0.62%

Scudder High Income Trust
Chicago
 $
1,215,000
 $
1,215,000
0.07%

Scudder Multi-Market Income Trust
Chicago
 $                   650,000
 $                   650,000
0.04%

Scudder Strategic Income Fund
Chicago
 $                   785,000
 $                   785,000
0.04%

Scudder Strategic Income Trust
Chicago
 $                   160,000
 $                   160,000
0.01%

Scudder Total Return Fund
Chicago
 $                   960,000
 $                   960,000
0.05%

SVS II High Income Portfolio
Chicago
 $
1,950,000
 $
1,950,000
0.11%

SVS II Strategic Income Portfolio
Chicago
 $                   200,000
 $                   200,000
0.01%

SVS II Total Return Portfolio
Chicago
320,000
 $                   320,000
0.02%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery Street
 $                     70,000
 $                     70,000
0.00%

New York Funds





Scudder High Income Plus Fund
New York
 $                 1,930,000
 $
1,930,000
0.11%

Scudder Limited-Duration Plus Fund
New York
 $                     90,000
 $                     90,000
0.01%

Total

19,520,000
 $
19,520,000
1.08%


Security Information








Security Purchased


Cusip
60467XAA5


Issuer
MIRANT NORTH AMERICA


Underwriters
DBSI, Goldman Sachs, JP Morgan, CSFB, Lehman
Brothers, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
MRNTV 7.375% 12/31/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/20/2005


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
 $           100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B-


Current yield
7.38%


Benchmark vs Spread (basis points)
292 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Boston Funds







Scudder Income Fund
Boston
 $                     15,000
 $                     15,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
 $                 2,220,000
 $                 2,220,000
0.26%



Scudder High Income Trust
Chicago
 $                   145,000
 $                   145,000
0.02%



Scudder Multi-Market Income Trust
Chicago
 $                   130,000
 $                   130,000
0.02%



Scudder Strategic Income Fund
Chicago
 $                   155,000
 $                   155,000
0.02%



Scudder Strategic Income Trust
Chicago
 $                     30,000
 $                     30,000
0.00%



Scudder Total Return Fund
Chicago
 $                   195,000
 $                   195,000
0.02%



SVS II High Income Portfolio
Chicago
 $                   395,000
 $                   395,000
0.05%



SVS II Strategic Income Portfolio
Chicago
 $                     40,000
 $                     40,000
0.00%



SVS II Total Return Portfolio
Chicago
 $                     65,000
 $                     65,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     10,000
 $                     10,000
0.00%



New York Funds







Scudder High Income Plus Fund
New York
 $                   390,000
 $                   390,000
0.05%



Scudder Limited-Duration Plus Fund
New York
 $                     20,000
 $                     20,000
0.00%



Total

3,810,000
 $                 3,810,000
0.45%




Security Information








Security Purchased


Cusip
64016AAA3


Issuer
NELL AF SARL


Underwriters
CSFB, Merrill Lynch, ABN Amro, Citigroup,
DBSI


Years of continuous operation, including predecessors
> 3 years


Security
NELL 8.375% 8/15/2015


Is the affiliate a manager or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/4/2005


Total amount of offering sold to QIBs
615,000,000


Total amount of any concurrent public offering
0


Total
615,000,000


Public offering price
 $            100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.75%


Rating
B2/B-


Current yield
8.38%


Benchmark vs Spread (basis points)
408 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Boston Funds







Scudder Income Fund
Boston
105,000
 $                   105,000
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
3,730,000
 $                 3,730,000
0.61%



Scudder High Income Trust
Chicago
385,000
 $                   385,000
0.06%



Scudder Multi-Market Income Trust
Chicago
210,000
 $                   210,000
0.03%



Scudder Strategic Income Fund
Chicago
280,000
 $                   280,000
0.05%



Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%



Scudder Total Return Fund
Chicago
250,000
 $                   250,000
0.04%



SVS II High Income Portfolio
Chicago
665,000
 $                   665,000
0.11%



SVS II Strategic Income Portfolio
Chicago
75,000
 $                     75,000
0.01%



SVS II Total Return Portfolio
Chicago
80,000
 $                     80,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
130,000
 $                   130,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
615,000
 $                   615,000
0.10%



Scudder Limited Duration Plus Fund
New York
75,000
 $                     75,000
0.01%



Total

6,675,000
 $                 6,675,000
1.09%




Security Information






Security Purchased

Cusip
165167BR7

Issuer
CHESAPEAKE ENERGY CORP

Underwriters
BoA, Bear Stearns, CSFB, Lehman Brothers, UBS,
Citigroup, DBSI, Goldman Sachs, Morgan Stanley,
Wachovia, ABN Amro, Nesbitt Burns, BNP
Paribas, Bosc Inc, Calyon, Comerica, Fortis, Piper
Jaffray

Years of continuous operation, including predecessors
> 3 years

Security
CHK 6.5% 8/15/2017

Is the affiliate a manager or co-manager of offering?
Senior Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/11/2005

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
 $            98.98

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.63%

Rating
Ba2/BB-

Current yield
6.63%

Benchmark vs Spread (basis points)
230 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Boston Funds





Scudder Income Fund
Boston
725,000
 $                   717,583
0.12%

SVS I Bond Portfolio
Boston
161,000
 $                   159,353
0.03%

Chicago Funds





Scudder High Income Fund
Chicago
3,860,000
 $                 3,820,512
0.64%

Scudder High Income Trust
Chicago
420,000
 $                   415,703
0.07%

Scudder Multi-Market Income Trust
Chicago
215,000
 $                   212,801
0.04%

Scudder Strategic Income Fund
Chicago
275,000
 $                   272,187
0.05%

Scudder Strategic Income Trust
Chicago
50,000
 $                     49,489
0.01%

Scudder Total Return Fund
Chicago
818,000
 $                   809,632
0.14%

SVS II Fixed Income Portfolio
Chicago
309,000
 $                   305,839
0.05%

SVS II High Income Portfolio
Chicago
690,000
 $                   682,941
0.12%

SVS II Strategic Income Portfolio
Chicago
60,000
 $                     59,386
0.01%

SVS II Total Return Portfolio
Chicago
276,000
 $                   273,177
0.05%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery Street
222,000
 $                   219,729
0.04%

New York Funds





Scudder High Income Plus Fund
New York
640,000
 $                   633,453
0.11%

Scudder Lifecycle Long Range Fund
New York
268,000
 $                   265,258
0.04%

Scudder Limited Duration Plus Fund
New York
35,000
 $                     34,642
0.01%

Total

9,024,000
 $                 8,931,684
1.50%


Security Information






Security Purchased

Cusip
171232AG6

Issuer
CHUBB CORP

Underwriters
Citigroup, DBSI, Goldman Sachs, Merrill Lynch

Years of continuous operation, including predecessors
> 3 years

Security
CB 4.934% 11/16/2007

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/11/2005

Total amount of offering sold to QIBs
599,532,380

Total amount of any concurrent public offering
0

Total
599,532,380

Public offering price
 $         100.63

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.25%

Rating
A2/A

Current yield
4.65%

Benchmark vs Spread (basis points)
156 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Boston Funds





Scudder Income Fund
Boston
1,730,000
 $                 1,740,916
0.29%

SVS I Bond Portfolio
Boston
390,000
 $                   392,461
0.07%

Chicago Funds





Scudder Total Return Fund
Chicago
1,425,000
 $                 1,433,992
0.24%

SVS II Total Return Portfolio
Chicago
480,000
 $                   483,029
0.08%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery Street
405,000
 $                   407,556
0.07%

New York Funds





Scudder Short Duration Fund
New York
390,000
 $                   392,461
0.07%

Total

4,820,000
 $                 4,850,414
0.80%


Security Information






Security Purchased

Cusip
9297664T7

Issuer
WACHOVIA BANK COMMERCIAL
MORTGAGE TRUST

Underwriters
Wachovia, DSBI, Goldman Sachs, Merrill Lynch,
Nomura

Years of continuous operation, including predecessors
> 3 years

Security
WBMCT 2005-C20 AMFX 5.179% 7/15/2042

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/11/2005

Total amount of offering sold to QIBs
266,384,000

Total amount of any concurrent public offering
0

Total
266,384,000

Public offering price
 $             100.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.18%

Rating
AAA/AAA

Current yield
5.14%

Benchmark vs Spread (basis points)
32 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Boston Funds





Scudder Income Fund
Boston
6,855,000
 $                 6,888,973
2.57%

SVS I Bond Portfolio
Boston
1,550,000
 $                 1,557,682
0.58%

Chicago Funds





Scudder Total Return Fund
Chicago
5,620,000
 $                 5,647,853
2.11%

SVS II Total Return Portfolio
Chicago
1,890,000
 $                 1,899,367
0.71%

New York Funds





Scudder Fixed Income Fund
New York
12,020,000
 $               12,079,571
4.51%

Total

27,935,000
 $               28,073,446
10.49%


Security Information








Security Purchased


Cusip
58446VAC5


Issuer
MEDIACOM BROADBAND LLC


Underwriters
BoA, Citigroup, CSFB, JP Morgan, Wachovia,
DBSI, Harris Nesbitt


Years of continuous operation, including predecessors
> 3 years


Security
MCCC 8.5% 10/15/2015


Is the affiliate a manager or co-manager of offering?
Initial Purchaser


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/16/2005


Total amount of offering sold to QIBs
200,000,000


Total amount of any concurrent public offering
0


Total
200,000,000


Public offering price
 $           98.36


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
B2/B


Current yield
8.75%


Benchmark vs Spread (basis points)
454 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
30,000
 $                     29,508
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
2,200,000
 $                 2,163,920
1.10%



Scudder High Income Trust
Chicago
240,000
 $                   236,064
0.12%



Scudder Multi-Market Income Trust
Chicago
125,000
 $                   122,950
0.06%



Scudder Strategic Income Fund
Chicago
160,000
 $                   157,376
0.08%



Scudder Strategic Income Trust
Chicago
30,000
 $                     29,508
0.02%



Scudder Total Return Fund
Chicago
160,000
 $                   157,376
0.08%



SVS II High Income Portfolio
Chicago
395,000
 $                   388,522
0.20%



SVS II Strategic Income Portfolio
Chicago
35,000
 $                     34,426
0.02%



SVS II Total Return Portfolio
Chicago
55,000
 $                     54,098
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
40,000
 $                     39,344
0.02%



New York Funds







Scudder High Income Plus Fund
New York
365,000
 $                   359,014
0.18%



Scudder Limited Duration Plus Fund
New York
20,000
 $                     19,672
0.01%



Total

3,855,000
 $                 3,791,778
1.93%




Security Information








Security Purchased


Cusip
552953AT8


Issuer
MGM MIRAGE INC


Underwriters
BoA, Citigroup, DBSI, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
MGM 6.625% 7/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/25/2005


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $         101.38


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.63%


Rating
Ba2/BB


Current yield
6.43%


Benchmark vs Spread (basis points)
226 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
370,000
 $                   375,088
0.10%



SVS I Bond Portfolio
Boston
80,000
 $                     81,100
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
965,000
 $                   978,269
0.26%



Scudder High Income Trust
Chicago
100,000
 $                   101,375
0.03%



Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,756
0.01%



Scudder Strategic Income Fund
Chicago
70,000
 $                     70,963
0.02%



Scudder Strategic Income Trust
Chicago
15,000
 $                     15,206
0.00%



Scudder Total Return Fund
Chicago
315,000
 $                   319,331
0.08%



SVS II Fixed Income Portfolio
Chicago
130,000
 $                   131,788
0.03%



SVS II High Income Portfolio
Chicago
175,000
 $                   177,406
0.05%



SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,206
0.00%



SVS II Total Return Portfolio
Chicago
105,000
 $                   106,444
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
160,000
 $                   162,200
0.04%



New York Funds







Scudder High Income Plus Fund
New York
160,000
 $                   162,200
0.04%



Scudder Lifecycle Long Range Fund
New York
115,000
 $                   116,581
0.03%



Scudder Lifecycle Mid Range Fund
New York
5,000
 $                       5,069
0.00%



Scudder Lifecycle Short Range Fund
New York
5,000
 $                       5,069
0.00%



Scudder Limited Duration Plus Fund
New York
50,000
 $                     50,688
0.01%



Total

2,890,000
 $                 2,929,738
0.77%




Security Information








Security Purchased


Cusip
571748AP7


Issuer
MARSH & MCLENNAN


Underwriters
BoA, Citigroup, DBSI, Goldman Sachs, Merrill
Lynch, UBS, ABN Amro, Morgan Stanley, Scotia
Capital, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
MMC 5.75% 9/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/13/2005


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
 $         99.75


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB


Current yield
5.78%


Benchmark vs Spread (basis points)
165 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Boston Funds







Scudder Income Fund
Boston
1,845,000
 $                 1,840,424
0.25%



Chicago







Scudder Total Return Fund
Chicago
1,565,000
 $                 1,561,119
0.21%



SVS II Fixed Income Portfolio
Chicago
815,000
 $                   812,979
0.11%



SVS II Total Return Portfolio
Chicago
520,000
 $                   518,710
0.07%



Total

4,745,000
 $                 4,733,232
0.63%




Security Information






Security Purchased

Cusip
96949VAJ2

Issuer
WILLIAM SCOTSMAN

Underwriters
BoA, Citigroup, DBSI, Lehman Brothers, CIBC
Oppenheimer

Years of continuous operation, including predecessors
> 3 years

Security
SCOTS 8.5% 10/1/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
CIBC Oppenheimer

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/20/2005

Total amount of offering sold to QIBs
350,000,000

Total amount of any concurrent public offering
0

Total
350,000,000

Public offering price
 $     100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
B3/B

Current yield
8.50%

Benchmark vs Spread (basis points)
425 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Boston Funds





Scudder Income Fund
Boston
75,000
 $                     75,000
0.02%

SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%

Chicago Funds





Scudder High Income Fund
Chicago
5,510,000
 $                 5,510,000
1.57%

Scudder High Income Trust
Chicago
590,000
 $                   590,000
0.17%

Scudder Multi-Market Income Trust
Chicago
310,000
 $                   310,000
0.09%

Scudder Strategic Income Fund
Chicago
400,000
 $                   400,000
0.11%

Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.02%

Scudder Total Return Fund
Chicago
415,000
 $                   415,000
0.12%

SVS II High Income Portfolio
Chicago
980,000
 $                   980,000
0.28%

SVS II Strategic Income Portfolio
Chicago
90,000
 $                     90,000
0.03%

SVS II Total Return Portfolio
Chicago
140,000
 $                   140,000
0.04%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery Street
100,000
 $                   100,000
0.03%

New York Funds





Scudder High Income Plus Fund
New York
915,000
 $                   915,000
0.26%

Scudder Limited Duration Plus Fund
New York
45,000
 $                     45,000
0.01%

Total

9,660,000
 $                 9,660,000
2.76%


Security Information








Security Purchased


Cusip
413627AV2


Issuer
HARRAHS OPERATING CO


Underwriters
Barclays, Citigroup, BoA, Bear Stearns, BNP
Paribas, Commerce Bank, Daiwa Securities, DBSI,
Goldman Sachs, JP Morgan, Morgan Stanley,
Ramirez & Co, Scotia Capital, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
HET 5.75% 10/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/21/2005


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
 $     99.35


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.30%


Rating
Baa3/BBB-


Current yield
5.83%


Benchmark vs Spread (basis points)
165 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Boston Funds







Scudder Income Fund
Boston
2,108,000
 $                 2,094,277
0.28%



SVS I Bond Portfolio
Boston
840,000
 $                   834,532
0.11%



Chicago Funds







SVS II Total Return Portfolio
Chicago
393,000
 $                   390,442
0.05%



New York Funds







Scudder Lifecycle Long Range Fund
New York
298,000
 $                   296,060
0.04%



Scudder Fixed Income Fund
New York
1,787,000
 $                 1,775,367
0.24%



Total

5,426,000
 $                 5,390,677
0.72%











Security Information








Security Purchased


Cusip
413627AT7


Issuer
HARRAHS OPERATING CO


Underwriters
Citigroup, Royal Bank of Scotland, BoA, Bear
Stearns, BNP Paribas, Commerce Bank, Daiwa
Securities, DBSI, Goldman Sachs, JP Morgan,
Morgan Stanley, Ramirez & Co, Scotia Capital,
Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
HET 5.625% 6/1/2015


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/21/2005


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
 $            99.25


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Baa3/BBB-


Current yield
5.73%


Benchmark vs Spread (basis points)
140 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Boston Funds







Scudder Income Fund
Boston
2,292,000
 $                 2,274,810
0.23%



Chicago Funds







Scudder Total Return Fund
Chicago
2,998,000
 $                 2,975,515
0.30%



SVS II Fixed Income Portfolio
Chicago
1,752,000
 $                 1,738,860
0.18%



Total

7,042,000
 $                 6,989,185
0.70%



Security Information








Security Purchased


Cusip
026874AW7


Issuer
AMERICAN INTERNATIONAL GROUP


Underwriters
Citigroup, Lehman Brothers, Goldman Sachs,
DBSI, Morgan Stanley, UBS, JP Morgan, Barclays


Years of continuous operation, including predecessors
> 3 years


Security
AIG 5.05% 10/1/2015


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/22/2005


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
 $          99.67


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.24%


Rating
Aa2/AA


Current yield
5.09%


Benchmark vs Spread (basis points)
80 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Boston Funds







Scudder Income Fund
Boston
3,400,000
 $                 3,388,644
0.34%



Chicago Funds







Scudder Total Return Fund
Chicago
2,900,000
 $                 2,890,314
0.29%



SVS II Fixed Income Portfolio
Chicago
1,500,000
 $                 1,494,990
0.15%



SVS II Total Return Portfolio
Chicago
900,000
 $                   896,994
0.09%



New York Funds







Scudder Fixed Income Fund
New York
5,700,000
 $                 5,680,962
0.57%



Total

14,400,000
 $               14,351,904
1.44%